Exhibit 99.1


                 IN THE DISTRICT COURT OF SHAWNEE COUNTY, KANSAS
                               CIVIL DIVISION


FIRST AMERICAN CAPITAL
CORPORATION, a Kansas corporation,

	Plaintiff,

                                                  Case No.: ______________
                                                  Division No. ____________

v.

RICKIE D. MEYER, an individual,

Serve:   Mr. Rickie D. Meyer
              c/o Midwest Holding, Inc.
              1540 S. 70th, Suite 202
              Lincoln, NE 68506

	Defendant.







                                  PETITION


COMES NOW Plaintiff First American Capital Corporation, by and through its attorneys, and for its Petition, sets forth the following:

JURISDICTION AND VENUE

1. Plaintiff First American Capital Corporation ("FAC") is a Kansas corporation licensed in the State of Kansas, pursuant to K. S. A.
statute 40-401, to transact the business of insurance with its principal place of business located at 1303 S. S. W. First American Place, Topeka, Shawnee County, Kansas 66604.

2. Defendant Rickie D. Meyer ("Defendant Meyer") is an individual who is a resident of the State of Nebraska and may be served at Midwest Holding, Inc., 1540 S. 70th, Suite 202, Lincoln, Nebraska 68506.

3. Jurisdiction is proper in this Court under K.S.A. statute 20-301.

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4. Venue is proper in this Court under K.S.A. statute 60-603 because
Defendant Meyer, at all relevant times, was a resident of Shawnee
County, and the cause of action arose in Shawnee County.

GENERAL ALLEGATIONS

5. FAC was incorporated in July 1996 for the purpose of forming and managing life insurance companies and a venture capital company, and in July 1997, it formed a domestic life insurance company known as First Life American Corporation ("FLA"), which is a Kansas insurance company admitted to conduct business in the state of Kansas on October 15, 1997.

6. FAC utilizes an in-house marketing force comprised of independent contractors (hereinafter referred to as "Agents") to sell insurance products and services on its behalf.

7. On or about October 30, 1998, FAC and Defendant Meyer entered into an Executive Employment Agreement ("Employment Agreement") for a term of four years, effective November 1, 1998. Defendant Meyer's Employment Agreement expired on November 1, 2002. Defendant Meyer served as President of FAC from its inception until on or about February 27, 2002. Defendant Meyer also is a shareholder and was a member of FAC's Board of Directors from its inception until August 2003.

8. In late 2002, Citizens, Inc., ("Citizens") a Colorado corporation and insurance holding company, made an unsolicited offer to purchase FAC.

9. On or about January 3, 2003, FAC and Defendant Meyer entered into an Amendment to Rickie D. Meyer Employment Agreement that stated:

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The employment agreement with Rickie D. Meyer, dated October 30, 1998,
(Copy Attached) that expired on November 1, 2002, is hereby reinstated with an effective date of November 1, 2002, with the following additions and provisions:

Section VI: Term Amendment: This contract will remain in effect until the current offer of acquisition, as presented to the Board of Directors of the First American Capital Corporation on December 4, 2002, is closed or negotiations abandoned. In the event the negotiations are abandoned or the employee retires or resigns, the employee will be provided a severance package equal to three (3) months payment based on the annual compensation plus overrides and renewals in effect at the date of termination, retirement or resignation.

10. While considering Citizens' offer, FAC's Board of Directors decided that it could not recommend the proposed merger to FAC's shareholders until it determined that the offer would best maximize the short-term value of FAC to benefit its shareholders. Accordingly, FAC requested that the proposed acquisition agreement contain a "market check" provision that would allow FAC, for a limited period of time, to solicit and consider competing offers to purchase FAC.

11. Citizens did not agree to the "market check provision" and on January 30, 2003 terminated the negotiations with FAC and withdrew the offer to acquire the offer to purchase FAC. Upon that date, the Rickie D. Meyer Employment Agreement terminated by its own terms.

12. On and after January 30, 2003, Meyer was an employee at will of FAC. On or about February 27, 2003, FAC's Board of Directors asked for
Defendant Meyer's resignation. Defendant Meyer refused to tender his resignation, and the Board of Directors terminated Meyer's employment.

COUNT I:  MISAPPROPRIATION OF FUNDS

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For its cause of action against Defendant Meyer for misappropriation of funds, FAC respectfully states as follows:

13. FAC restates and realleges Paragraphs 1 through 12 above as if fully set forth herein.

14. While he was President of FAC, Defendant Meyer frequently traveled for business. According to FAC policy, FAC would reimburse Defendant Meyer for travel expenses incurred while conducting FAC business, such as airfare, hotel charges, meals and entertainment. To be reimbursed, Defendant Meyer needed to submit expense reports to FAC.

15. Against FAC policy, Defendant Meyer submitted expense reports and used FAC credit cards for goods and services purchased for personal use that he represented to FAC were business-related expenses.

16. Also, in 2001, Defendant Meyer obtained cash advances from FAC for trips to Kentucky and Seattle in the amount of $500.00 and $1,500.00, respectively, but he failed to submit receipts or expense reports to offset these advances.

17. In addition to the Kentucky and Seattle trips, between November 2001 and February 2003, Defendant Meyer submitted expense reports totaling in excess of $65,000.00. Specifically, Defendant Meyer traveled to New Orleans (November 2001; $35,716.00); Lake Tahoe, Nevada (October, 2002; $19,419.00); Myrtle Beach, South Carolina (February 2002; $9,121.00); and Winter Park, Colorado (February 2003; $4,949.00). Most of the items on the expense reports or credit card statements for these trips did not contain sufficient documentation or explanation, but Defendant Meyer submitted them as "business-related" expenses.

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18. Defendant Meyer further abused FAC's reimbursement policy by billing
FAC per diem on his February 2002 trip to Myrtle Beach, South Carolina, while he also submitted meal receipts from the trip for reimbursement.

19. Defendant Meyer also received a $700.00 monthly automobile allowance, yet he routinely submitted expense reports for mileage.

20. Defendant Meyer again misappropriated FAC funds when, after a golf outing, Defendant Meyer requested that an individual, Charles Lower, reimburse FAC $400.00 for Lower's expenses during the golf outing. Lower subsequently mailed Defendant Meyer a check in the amount of $400.00, payable to FAC. Defendant Meyer, however, altered the check to make it payable to himself instead of FAC, and Defendant Meyer then cashed Lower's check. FAC never received the funds.

21. Defendant Meyer's abuse of FAC policy and misappropriation of FAC's funds have damaged FAC

WHEREFORE, Plaintiff First American Capital Corporation respectfully requests that this honorable Court:

(a) enter judgment against Defendant Meyer;

(b) award First American Capital Corporation damages in an amount in excess of $75,000.00 to be determined at trial;

(c) award First American Capital Corporation its costs and legal fees; and

(d) award First American Capital Corporation such other and further relief as the Court deems just and proper.

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COUNT II:  INDEMNIFICATION

For its cause of action against Defendant Meyer for indemnification, FAC respectfully states as follows:

22. FAC restates and realleges Paragraphs 1 through 12 above as if fully set forth herein.

23. In 2002, Defendant Meyer entered into negotiations with American Federated & Life Insurance Company ("American Federated") for a joint venture sales agreement.

24. On or about January 15, 2002, Defendant Meyer executed an agreement ("Umbrella Agreement") with American Federated through which FAC would sell American Federated's long-term care insurance in Kansas

25. As a condition precedent, the Umbrella Agreement required FAC to post a letter of credit in the amount of $1,000,000.00 and pledge $5,000,000.00 in surplus to cover the anticipated business predicted to be brought in from American Federated's approximately 12,000 agents.

26. Defendant Meyer did not advise FAC and its Boards of Directors of the proposed terms of the Umbrella Agreement and his decision to execute the Umbrella Agreement.

27. Article VIII, Paragraph 8.4 of the Umbrella Agreement provides that "[t]he execution, delivery and performance of the Documents to which [FAC] is a party have been duly authorized by its board of directors."
(emphasis added).

28. Because Defendant Meyer failed to advise FAC's Board of Directors about his negotiations with American Federated and his execution of the Umbrella

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Agreement, FAC's Board of Directors did not approve or authorize the Umbrella
Agreement prior to its execution on January 15, 2002.

29. In fact, the Chairman of FAC's Board of Directors, Harland E. Priddle, did not find out about the execution and existence of the Umbrella Agreement until March 6, 2003.

30. FAC's Board of Directors never ratified the Umbrella Agreement.

31. Due to FAC's financial condition at the time of execution of the Umbrella Agreement, it was not able to fulfill the requirements of the Umbrella Agreement-namely to post a $1,000,000.00 letter of credit and pledge $5,000,000.00.

32. As President of FAC, and as a member of its Board of Directors, Defendant Meyer knew or should have known that FAC could not satisfy the financial requirements of the Umbrella Agreement. He also knew or should have known that FAC's Board of Directors never reviewed or approved the Umbrella Agreement.

33. Once FAC and its Board of Directors discovered the Umbrella Agreement, FAC notified American Federated that FAC was not financially able to satisfy the conditions precedent of the Umbrella Agreement. FAC also advised American Federated that Defendant Meyer executed the Umbrella Agreement without authority and approval from FAC's Board of Directors and that FAC had not ratified and would not ratify the Umbrella Agreement.

34. In response, American Federated informed FAC that it claimed that FAC was in breach of the Umbrella Agreement and that American Federated had consequently incurred damages in the amount of funds it expended and invested in setting up the Umbrella Agreement and joint venture.

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35. American Federated and FAC executed a settlement agreement to resolve the dispute regarding the Umbrella Agreement ("American Federated Settlement").

36. Defendant Meyer's actions and inactions with respect to the Umbrella Agreement have damaged FAC. But for Defendant Meyer's execution of the Umbrella Agreement without the authority and approval from FAC's Board of Directors, FAC would not have incurred damages by way of the American Federated Settlement.

37. Therefore, FAC is entitled to indemnification from Defendant Meyer for amounts FAC paid to American Federated under the American Federated Settlement and the costs and attorneys fees incurred by FAC to investigate and settle this claim.

WHEREFORE, FAC respectfully requests that this honorable Court:

(a) enter judgment against Defendant Meyer;

(b) order Defendant Meyer to indemnify First American Capital Corporation in an amount in excess of $75,000.00 to be proven at trial;

(c) award FAC its costs and legal fees; and

(d) award First American Capital Corporation such other and further relief as the Court deems just and proper.

COUNT III:  NEGLIGENCE

	For its cause of action against Defendant Meyer for negligence, FAC respectfully states as follows:

38. FAC restates and realleges Paragraphs 1 through 12 and 31 through 45 above as if fully set forth herein.

39. As a member of FAC's board of directors, Defendant Meyer owed FAC and its shareholders a duty to act in the best interests of FAC and its shareholders.

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40. Defendant Meyer entered into the Umbrella Agreement with American
Federated without obtaining authorization from FAC's board of directors, despite the fact that such authorization was an express provision of the Umbrella Agreement.

41. By executing the Umbrella Agreement, Defendant Meyer also agreed to terms requiring FAC to post a letter of credit for $1,000,000.00 and pledge an additional $5,000,000.00, which requirement Defendant Meyer, as president and a director of FAC, knew or should have known that FAC was not in a financial position to meet.

42. By these actions, Defendant Meyer breached his duty to act in the best interests of FAC and its shareholders.

43. As a result of Defendant Meyer's actions, FAC was damaged by virtue of American Federated's claim that FAC breached the Umbrella Agreement. FAC was required to enter into a monetary settlement with American Federated to settle the American Federated claim. But for Defendant Meyer's actions in executing the Umbrella Agreement, FAC would not have sustained damages.

WHEREFORE, First American Capital Corporation respectfully requests that this honorable Court:

(a) enter judgment against Defendant Meyer;

(b) award First American Capital Corporation damages in an amount in excess of $75,000.00 to be proven at trial;

(c) award FAC its costs and legal fees; and

(d) award First American Capital Corporation such other and further relief as the Court deems just and proper.

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COUNT IV:  BREACH OF FIDUCIARY DUTY
	For its cause of action against Defendant Meyer for breach of fiduciary duty, FAC respectfully states as follows:

44. FAC restates and realleges Paragraphs 1 through 12 and 31 through 45 above as if fully set forth herein.

45. As a director of FAC, Defendant Meyer owed FAC and its shareholders a fiduciary duty to act in the best interests of the corporation and its shareholders.

46. Defendant Meyer executed the Umbrella Agreement with American Federated without obtaining the required authorization from FAC's board of directors even though the Umbrella Agreement expressly required such authorization.

47. By executing the Umbrella Agreement, Defendant Meyer attempted to obligate FAC to post a letter of credit in the amount of $1,000,000.00 and pledge to American Federated an additional $5,000,000.00, even though Defendant Meyer, as president and a director of FAC, knew or should have known that FAC did not have the financial capability to meet the obligation.

48. Through his actions in executing the Umbrella Agreement, Defendant
Meyer acted intentionally, wantonly and in reckless disregard of the rights of FAC and its shareholders, and he breached his fiduciary duty to the corporation to act in the best interests of FAC and its shareholders.

49. Defendant Meyer's actions with respect to the Umbrella Agreement damaged FAC and its shareholders because FAC was forced to defend and settle American Federated's claim against FAC for breach of the Umbrella Agreement.

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WHEREFORE, Plaintiff First American Capital Corporation respectfully requests that this honorable Court:

(a)	enter judgment against Defendant Meyer;

(b) award First American Capital Corporation damages in excess of $75,000.00;

(c) award First American Capital Corporation its costs and legal fees; and

(d) award First American Capital Corporation such other and further relief as the Court deems just and proper.

COUNT V:  SUIT ON GUARANTY
	For its cause of action against Defendant Meyer for Suit on Guaranty, FAC respectfully states as follows:

50. FAC incorporates by reference herein Paragraphs 1 through 4 above as if fully set forth herein.

51. On or about July 16th, 2002, Travis R. Meyer and Stephanie L. Meyer (collectively referred to as "Debtors") executed a Promissory Note ("Note") in favor of FAC in the principal amount of Thirty One Thousand and 00/100 Dollars ($30,000.00), with interest accruing on the unpaid balance at the rate of eight percent (8%) per annum. A true and correct copy of the Note and the Guaranty is attached hereto as Exhibit A.

52. Under the terms of the Note, Debtors shall make thirty-six monthly payments, with each payment due on the first day of each month.

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53. The Note provides that if Debtors fail to pay the full amount of any monthly installment when due, FAC may declare the full unpaid balance of the Note immediately due and payable without notice or demand.

54. The Note also provides that the Note shall become immediately due and payable without notice or demand upon Debtors' failure to pay the full amount of any installment when due.

55. The terms of the Note provide that FAC may renew, extend, waive or modify any provision of the Note without affecting Debtors' obligations under the Note and without waiving any future performance under the Note.

56. As security for the Note, Defendant Meyer executed a Guaranty on July 17, 2002, through which Defendant Meyer guaranteed to FAC the prompt payment, when due, of Debtors' obligations under the Note. A true and correct copy of the Note and the Guaranty is attached hereto as Exhibit A.

57. The Guaranty provides that if Debtors default on the Note by failing to make payment when due, Defendant Meyer agrees to pay on demand to FAC all sums due or to become due to FAC from Debtors. By the terms of the Guaranty, FAC does not have to first proceed against Debtors to enforce the Guaranty against Defendant Meyer.

58. Debtors are in default on the Note for failure to timely pay the monthly installment due on October 1, 2003.

59. Defendant Meyer, as guarantor of the Note, is liable for the full unpaid balance of the Note as a result of Debtors' default for failure to timely pay the monthly installment due October 1, 2003.

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60. The current amount due and owing to FAC under the Note is $16,634.48, plus accrued interest and attorneys' fees.

WHEREFORE, Plaintiff First American Capital Corporation respectfully requests that this honorable Court:

(a) enter judgment against Defendant Meyer in the amount of $16,634.48, plus accrued interest, attorneys' fees and costs; and

(b) award First American Capital Corporation such other and further relief as the Court deems just and proper.
					Respectfully submitted,

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POLSINELLI SHALTON & WELTE
A PROFESSIONAL CORPORATION


By:	/s/ Steve A. Schwarm
WILLIAM W. SNEED  (#10630)
STEVE A. SCHWARM  (#13232)
One AmVestors Place
555 Kansas Ave., Suite 301
Topeka, Kansas  66603
(785) 233-1446
Fax No. (785) 233-1939



By:	/s/ Timothy J. Sear
TIMOTHY J. SEAR  (#14813)
KEVIN J. BREER  (#19250)
KRISTIN E. FIGGE  (MO #51675)
6201 College Boulevard, Suite 500
Overland Park, Kansas  66211
(913) 451-8788
Fax No. (913) 451-6205

ATTORNEYS FOR PLAINTIFF
FIRST AMERICAN CAPITAL CORPORATION